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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      May 10, 2000
                                                ---------------------


                         PARAGON CORPORATE HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    No. 333-51569               34-1845312
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(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


   7400 Caldwell Avenue, Niles, Illinois                            60714
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   (Address of principal executive offices)                      (Zip Code)


                                 (847) 779-2500
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               Registrant's telephone number, including area code



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         (Former name or former address, if changed since last report.)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Paragon Corporate Holdings, Inc. ("Paragon" or "Company") sold substantially all of the assets and certain liabilities of its wholly owned subsidiary, Curtis Industries ("Curtis") to Barnes Group, Inc. ("Barnes"), pursuant to an asset purchase agreement dated April 27, 2000 for $62.1 million in cash, subject to an adjustment for net worth. Curtis comprised Paragon's automotive and industrial supplies segment which Paragon reported as a discontinued operation in its consolidated financial statements set forth in its Quarterly Report on Form 10-Q for the three months ended March 31, 2000 filed on May 15, 2000. The transaction closed on May 10, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information:

The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2000 and the unaudited pro forma combined statement of operations for the year ended December 31, 1999 give effect to the disposition of Curtis as if the sale and the resulting cash proceeds occurred at the beginning of each of these periods. The unaudited pro forma combined statement of operations for the year ended December 31, 1999 also includes the pro forma effect of Paragon's 2000 acquisition of Multigraphics, Inc. as discussed in the Company's 8-K filings dated April 11, 2000 and February 11, 2000. The unaudited pro forma consolidated balance sheet as of March 31, 2000 gives effect to the disposition of Curtis as if the sale and the cash proceeds occurred as of that date. Also presented are the unaudited pro forma consolidated statements of operations for the years ended December 31, 1998 and 1997 that reflect the Curtis business as a discontinued operation in the historical financial statements of Paragon.

The unaudited pro forma statements of operations do not reflect the anticipated gain on the sale of Curtis. Curtis was treated as a discontinued operation by Paragon, and therefore, the gain is not part of the pro forma requirements.

The unaudited pro forma financial information is provided for informational purposes only and does not purport to be indicative of the financial position or operating results that would have actually occurred if the transactions had occurred at such dates, nor is it necessarily indicative of Paragon's future operating results or financial position.

The pro forma financial information and related notes should be read in conjunction with the audited historical financial statements and related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, the Quarterly Report on Form 10-Q for the three months ended March 31, 2000, and the pro forma financial information and related notes included in the Company's Current Report on Form 8-K regarding the acquisition of Multigraphics, Inc., all filed with the Securities and Exchange Commission.




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                         PARAGON CORPORATE HOLDINGS INC.
                        UNAUDITED PRO FORMA CONSOLIDATED
                                  BALANCE SHEET
                                 March 31, 2000
                             (Dollars in Thousands)

                                                                                Pro Forma Adjustments
                                                                     ---------------------------------------
                                                                       Discontinuance           Other
                                                       Paragon          of Curtis(1)          Adjustments           Pro Forma
                                                   ----------------- -------------------  ------------------    -----------------
Assets:
Current assets:
   Cash and cash equivalents                           $  15,394                               $  51,350   (3)       $  66,744
   Short-term investments                                  1,001                                                         1,001
   Accounts receivable, less allowances                   46,373          $ (10,519)                                    35,854
   Inventories                                            56,574            (14,996)                                    41,578
   Other current assets                                    5,545               (426)                                     5,119
   Net assets of discontinued operation                                      51,230              (51,230)  (2)
                                                   ----------------- -------------------  ------------------    -----------------
Total current assets                                     124,887             25,289                  120               150,296

Property, plant and equipment, net                        21,532             (9,079)                                    12,453
Goodwill, net                                             62,591            (30,399)                                    32,192
Other assets                                               4,915                (22)                                     4,893
                                                   ----------------- -------------------  ------------------    -----------------

                                                       $ 213,925          $ (14,211)           $     120             $ 199,834
                                                   ================= ===================  ==================    =================
Liabilities & stockholder's equity (deficit):
Current liabilities:
   Revolving credit facility                           $  23,871                               $  (4,550)  (3)       $  19,321
   Accounts payable                                       27,227          $  (4,609)                                    22,618
   Accrued liabilities                                    34,494             (5,689)                                    28,805
   Deferred service revenue                               14,446                                                        14,446
   Due to GEC                                                818                                                           818
   Current portion of long-term debt and capital
     lease obligations                                     2,699               (121)                                     2,578
                                                   ----------------- -------------------  ------------------    -----------------
Total current liabilities                                103,555            (10,419)              (4,550)               88,586

Senior Notes                                             115,000                                                       115,000
Other long-term debt and capital lease
   obligations, less current portion                       1,930               (256)                                     1,674
Retirement obligations                                    11,909             (3,536)                                     8,373
Other long-term liabilities                                6,439                                                         6,439

Stockholder's equity (deficit):
   Common stock                                                1                                                             1
   Paid-in capital                                            47                                                            47
   Retained earnings (deficit)                           (24,280)                                  9,170   (4)         (19,610)
                                                                                                  (4,500)  (3)
   Accumulated other comprehensive loss                     (676)                                                         (676)
                                                   ----------------- -------------------  ------------------    -----------------
Total stockholder's equity (deficit)                     (24,908)                 0                4,670               (20,238)
                                                   ----------------- -------------------  ------------------    -----------------

                                                       $ 213,925          $ (14,211)           $     120             $ 199,834
                                                   ================= ===================  ==================    =================

The accompanying notes are an integral part of these unaudited Pro Forma Financial Statements.



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                         PARAGON CORPORATE HOLDINGS INC.
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                                  BALANCE SHEET
                                 March 31, 2000
                             (Dollars in Thousands)

(1) Classification of the net assets of Curtis as net assets of discontinued operation.

(2) Represents the disposition of the net assets of Curtis.

(3) Represents net cash proceeds from the sale of Curtis after giving effect to the following: (i) distribution to the Company's sole stockholder of $4.5 million for income taxes related to the sale pursuant to the tax payment agreement dated April 1, 1998 with the stockholder, (ii) reduction of $4.55 million of borrowings outstanding on the revolving credit facility and (iii) payment of $1.7 million of transaction costs.

(4) Represents the recognition of the estimated gain from the sale.




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                         PARAGON CORPORATE HOLDINGS INC.
                        UNAUDITED PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                    For the three months ended March 31, 2000
                             (Dollars in Thousands)

                                                                           Pro Forma
                                                             Paragon      Adjustments      Pro Forma
                                                          ------------   -------------   -------------

Net revenue                                                 $57,160                        $ 57,160
Cost of revenue                                              43,115                          43,115
                                                          ------------                   -------------
Gross profit                                                 14,045                          14,045

Costs and expenses:
   Sales and marketing expenses                               6,462                           6,462
   General and administrative expenses                        6,875                           6,875
   Research and development                                     894                             894
   Depreciation and amortization                              1,259                           1,259
   Management fee                                                92           $ (92) (2)
   Acquisition, relocation and severance costs                  481                             481
                                                          ------------   -------------   -------------
                                                             16,063             (92)         15,971
                                                          ------------   -------------   -------------

Operating loss                                               (2,018)             92          (1,926)
Interest income                                                  48                              48
Interest expense                                             (3,563)            102  (3)     (3,461)
Other expense                                                  (140)                           (140)
                                                          ------------   -------------   -------------
Income (loss) from continuing operations before income
   taxes                                                     (5,673)            194          (5,479)
Income taxes                                                     (6)                             (6)
                                                          ------------   -------------   -------------

Income (loss) from continuing operations                    $(5,679)          $ 194        $ (5,485)
                                                          ============   =============   =============

The accompanying notes are an integral part of these unaudited Pro Forma Financial Statements.



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                         PARAGON CORPORATE HOLDINGS INC.
                          UNAUDITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 1999
                             (Dollars in Thousands)

                                              Historical
                                      --------------------------
                                         Paragon   Multigraphics
                                         for the      for the
                                       year ended    year ended                                  Discontinuance
                                       December 31, December 25,    Pro Forma                         of
                                          1999         1999        Adjustments       Subtotal       Curtis(1)      Pro Forma
                                       ----------   -----------    -----------       ---------      ---------      ---------

Net revenue                             $248,668    $105,999        $    (71) (4)    $ 354,596      $ (83,510)     $ 271,086
Cost of revenue                          158,803      79,142          (2,232) (5)      235,698        (35,578)       200,120
                                                                         (15) (4)
                                        --------    --------        --------         ---------      ---------      ---------
Gross profit                              89,865      26,857           2,176           118,898        (47,932)        70,966

Costs and expenses:
   Sales and marketing expenses           42,275       8,484            (612) (5)       50,147        (17,389)        32,758
   General and administrative expenses    38,785      14,358          (3,193) (5)       49,950        (21,185)        28,765
   Research and development                3,631                                         3,631                         3,631
   Depreciation and amortization           7,270       2,072             778  (6)        9,184         (4,565)         4,619
                                                                        (936) (7)
Management fee                               233                                           233           (233)(2)
Acquisition, relocation and severance
   costs                                   1,633         735                             2,368                         2,368
                                        --------    --------        --------         ---------      ---------      ---------
                                          93,827      25,649          (3,963)          115,513        (43,372)        72,141
                                        --------    --------        --------         ---------      ---------      ---------

Operating income (loss)                   (3,962)      1,208           6,139             3,385         (4,560)        (1,175)
Interest income                            1,044                         (50) (8)          994            (56)           938
Interest expense                         (12,383)     (1,872)           (164) (8)      (14,369)           411 (3)    (13,958)
                                                                          50  (8)
Other expense                                (90)                                          (90)          (114)          (204)
                                        --------    --------        --------         ---------      ---------      ---------
Income (loss) from continuing
   operations before income taxes        (15,391)       (664)          5,975           (10,080)        (4,319)       (14,399)
Income taxes                                 164                                           164             29            193
                                        --------    --------        --------         ---------      ---------      ---------

Income (loss) from continuing
   operations                           $(15,227)   $   (664)       $  5,975         $  (9,916)     $  (4,290)     $ (14,206)
                                        ========    ========        ========         =========      =========      =========


The accompanying notes are an integral part of these unaudited Pro Forma Financial Statements.



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                         PARAGON CORPORATE HOLDINGS INC.
                        UNAUDITED PRO FORMA CONSOLIDATED
           STATEMENT OF OPERATIONS REFLECTING DISCONTINUED OPERATIONS
                      For the year ended December 31, 1998
                             (Dollars in Thousands)

                                                                             Discontinuance       Pro Forma
                                                                                   of            Continuing
                                                                Paragon         Curtis(1)        Operations
                                                              ---------         ---------         ---------
Net revenue                                                   $ 268,624         $ (81,136)        $ 187,488
Cost of revenue                                                 163,958           (34,054)          129,904
                                                              ---------         ---------         ---------
Gross profit                                                    104,666           (47,082)           57,584

Costs and expenses:
   Sales and marketing expenses                                  44,383           (17,498)           26,885
   General and administrative expenses                           37,630           (21,255)           16,375
   Research and development                                       3,046                               3,046
   Depreciation and amortization                                  5,496            (3,886)            1,610
   Management fee                                                 1,423                               1,423
   Acquisition, relocation and severance costs                    2,705              (784)            1,921
                                                              ---------         ---------         ---------
                                                                 94,683           (43,423)           51,260
                                                              ---------         ---------         ---------

Operating income                                                  9,983            (3,659)            6,324
Interest income                                                   1,728              (140)            1,588
Interest expense                                                (11,311)              975           (10,336)
Other expense                                                      (258)               82              (176)
                                                              ---------         ---------         ---------

Income (loss) from continuing operations before income
   taxes                                                            142            (2,742)           (2,600)

Income taxes                                                       (745)                8              (737)
                                                              ---------         ---------         ---------


Loss from continuing operations                               $    (603)        $  (2,734)        $  (3,337)
                                                              =========         =========         =========

The accompanying notes are an integral part of these unaudited Pro Forma Financial Statements.



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                         PARAGON CORPORATE HOLDINGS INC.
                        UNAUDITED PRO FORMA CONSOLIDATED
           STATEMENT OF OPERATIONS REFLECTING DISCONTINUED OPERATIONS
                      For the year ended December 31, 1997
                             (Dollars in Thousands)

                                                                       Discontinuance     Pro Forma
                                                                            of            Continuing
                                                        Paragon          Curtis(1)        Operations
                                                        -------          ---------        ----------
Net revenue                                            $ 193,216         $  (6,901)        $ 186,315
Cost of revenue                                          129,651            (2,834)          126,817
                                                       ---------         ---------         ---------
Gross profit                                              63,565            (4,067)           59,498

Costs and expenses:
   Sales and marketing expenses                           26,386            (1,657)           24,729
   General and administrative expenses                    17,603            (1,740)           15,863
   Research and development                                3,755                               3,755
   Depreciation and amortization                           1,481              (271)            1,210
   Management fee                                          1,941                               1,941
   Acquisition, relocation and severance costs             1,400                               1,400
                                                       ---------         ---------         ---------
                                                          52,566            (3,668)           48,898
                                                       ---------         ---------         ---------

Operating income                                          10,999              (399)           10,600
Interest income                                              789               (30)              759
Interest expense                                          (2,598)              322            (2,276)
Other income                                                 139                 7               146
                                                       ---------         ---------         ---------

Income (loss) from continuing operations before
   income taxes                                            9,329              (100)            9,229

Income taxes                                                (775)              (11)             (786)
                                                       ---------         ---------         ---------


Income (loss) from continuing operations               $   8,554         $    (111)        $   8,443
                                                       =========         =========         =========

The accompanying notes are an integral part of these unaudited Pro Forma Financial Statements.



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                         PARAGON CORPORATE HOLDINGS INC.
                          NOTES TO UNAUDITED PRO FORMA
                            STATEMENTS OF OPERATIONS
                             (Dollars in Thousands)

(1) Represents the elimination of Curtis operations from the historical results of Paragon. On December 5, 1997, the Company acquired all of the common stock of Curtis. The acquisition was accounted for as a purchase and accordingly, the results of operations of Curtis were included in the consolidated financial statements of the Company from the date of acquisition.

(2) Represents the elimination of the management fee for Curtis for the periods ended March 31, 2000 and December 31, 1999.

(3) Represents the reduction in interest expense for the periods ended
    March 31, 2000 and December 31, 1999 resulting from the repayment of borrowings on the revolving credit facility with a portion of the proceeds from the sale.

(4) Represents the elimination of sales between the Company and Multigraphics.

(5) Represents the annual net cost savings resulting from Multigraphics workforce reductions and realignments and the closure of the Multigraphics Arlington Heights, IL distribution center and the Mount Prospect, IL headquarters facility. Includes warehousing, personnel, office and service technician travel costs that are redundant and will be provided at other Paragon locations at an incremental cost of $231.

    Workforce reductions and related travel costs                     $ 4,828
    Warehouse rental costs                                                189
    Office rental and other costs                                       1,020
                                                                    -----------

    Net cost savings                                                  $ 6,037
                                                                    ===========

    The net cost savings included in the pro forma financial data above are the projected annual savings relating to Multigraphics during the year of acquisition only. Upon completion of the workforce reductions and realignments and closure of redundant facilities for both Multigraphics and Paragon, the annual net cost savings are estimated to be in the $10 million to $13 million range. The additional savings above $6 million have not been included in the pro forma financial data.

(6) Represents the incremental amortization expense related to goodwill, amortized over a period of 30 years.

(7) Represents the depreciation expense related to the write-off of redundant computer equipment and software and leasehold improvements that will no longer be used by the combined Company.

(8) Represents increased interest expense related to the additional borrowings under Paragon's revolving credit facility at an interest rate of 9.25% and the elimination of related interest on the $2,000 pre-acquisition working capital loan by Paragon to Multigraphics


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(c)  Exhibits:

2. Asset Purchase Agreement dated April 27, 2000 by and among Barnes Group Inc., Curtis Industries, Inc., and Paragon Corporate Holdings Inc.

99.1 Press Release dated April 27, 2000 announcing the execution of the Asset Purchase Agreement.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PARAGON CORPORATE HOLDINGS INC.
                                  --------------------------------------
                                                (Registrant)



        May 24, 2000                        /s/ Gregory T. Knipp
-----------------------------     --------------------------------------
                                       Acting Chief Financial Officer




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